Exhibit 10.2

FORM OF EXTENSION OF TERM

OF EMPLOYMENT PERIOD

MEMORANDUM

To:

From:     Patricia Smith Lawler,

               EVP/Human Resources Division

Re:         Extension of Employment Period

Date:      December __, 2020

The Board of Directors of BankFinancial, NA (the “Bank”) and its Human Resources Committee have completed their annual review of your Employment Agreement with the Bank dated _____________, and have determined to offer to amend your Employment Agreement to extend the term of the “Employment Period” as referenced in Section 2(a) of your Employment Agreement to ______________.

If you are agreeable to amending your Employment Agreement as provided above, please sign and date this document in the space indicated below and return it to me by no later than _________________.

If you do not sign and return this document to me by such date, the term of your Employment Period applicable to your Employment Agreement will remain unchanged.

Name:            ___________________________

Signature:

Date: